                         AIM INTERNATIONAL FUNDS, INC.

                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL INCOME FUND
                             AIM GLOBAL GROWTH FUND

                        Supplement dated March 29, 1996
                     to the Prospectus dated March 1, 1996


The second sentence in the first paragraph under the caption "Hedging Strategies - Futures and Forward Contracts" on page 11 is deleted and replaced in its entirety with the following:

         "Each Fund may enter into interest rate, exchange rate and currency futures contracts and related options, or it may purchase or sell stock index futures contracts and related options in order to hedge the value of its portfolio against changes in market conditions or in exchange rates between currencies (including the U.S. dollar)."

The fourth paragraph under the caption "Purchases At Net Asset Value" on page A-7 is revised by deleting item (4) and replacing it in its entirety with the following:

         "(4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts."

The sections in the Investor's Guide starting at page A-1 relating to the timing and pricing of orders for purchases, exchanges and redemptions of shares are revised to reflect the following:

         The net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time ("NYSE Close"), on each business day of a fund. The net asset value (or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and NYSE Close on each business day of the fund.

         Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the fund will be confirmed at the price next determined.